SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  June 1, 2001
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                        0-28538                            13-5630895
--------------------------------------------------------------------------------
(State or other              (Commission                         (IRS Employer
 jurisdiction of              File Number)                        Identification
 incorporation)                                                   Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:           Other Events

     On May 29, 2001 the Registrant  issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant of the election results for the Board of Directors held at the Annual Shareholders Meeting on May 22, 2001.


Item 7:       Financial Statements, Pro Forma Financial Information and Exhibits

        (c)   Exhibits

              Item No.     Exhibit List
              ---------   ------------------------------------------------------

               99.1        Press Release dated May 29, 2001 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TITANIUM METALS CORPORATION
                                       (Registrant)


                                    By: /s/ Joan H. Prusse
                                        -------------------------------
                                        Joan H. Prusse
                                        Vice President, Deputy General Counsel
                                         and Secretary


Date: June 1, 2001

                                                                   EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                                         Contact:

Titanium Metals Corporation                                 J. Landis Martin
1999 Broadway, Suite 4300                                   President & Chief
Denver, Colorado 80202                                      Executive Officer
                                                            (303) 296-5637


               TIMET ANNUAL SHAREHOLDERS' MEETING ELECTION RESULTS

     DENVER, COLORADO . . . May 29, 2001 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) held its Annual Shareholders' Meeting on May 22, 2001 at its corporate headquarters in Denver, Colorado. The election of TIMET's Board of Directors was held and all five incumbent Board Members were re-elected to serve until the next Annual Shareholders' Meeting. The Board of Directors is comprised of J. Landis Martin, who also serves as President and Chief Executive Officer of TIMET, Edward C. Hutcheson, Jr., Glenn R. Simmons, Gen. Thomas P. Stafford and Steven L. Watson.

     Titanium Metals Corporation, headquartered in Denver, Colorado, is a leading worldwide integrated producer of titanium metal products. Information on TIMET is available on the world wide web at http://www.timet.com/.

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